BBH TRUST

BBH SELECT LARGE CAP ETF

(Ticker BBHL)

BBH SELECT MID CAP ETF

(Ticker BBHM)

SUPPLEMENT DATED DECEMBER 31, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 1, 2025

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Management

Effective January 1, 2026, the “Officer Table” on page 18 is deleted in its entirety and replaced with the following:

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	President and Principal Executive Officer	Since 2023	Principal of BBH&Co. since 2023; joined BBH&Co. in 2011.
Amy Kirkpatrick 140 Broadway New York, NY 10005 Birth Year: 1970	Vice President	Since 2025	Managing Director of BBH&Co. since 2023; joined BBH&Co. in 1992.
Declan Coyne 140 Broadway New York, NY 10005 Birth Year: 1977	Treasurer and Principal Financial Officer	Since 2025	Managing Director of BBH&Co. since 2025; joined BBH&Co. in 2025. PineBridge Investments LLC 2013-2025.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2023; joined BBH in 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1985	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

II.	INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

On December 10, 2025, the Bord of Trustees (the “Board”) of the BBH Trust approved new investment advisory agreements for BBH&Co., through a separately identifiable department (the “SID”) and Brown Brothers Harriman Credit Partners, LLC. The Board also approved a new administration agreement with the SID, under which the Funds will pay a separate administrative fee of 0.03%. In turn the Board approved lower investment advisory fees of the same amount to account for the splitting out of the previously combined investment advisory and administrative fees. Effective January 1, 2026, the first table in the section titled “Investment Advisory and Administrative Services” on page 52 is deleted in its entirety and replaced with the following:

Fund	Advisory Fee Rate (as a percentage of average daily net assets)
BBH Select Large Cap ETF	0.62% on the first $3 billion 0.57% on amounts over $3 billion
BBH Select Mid Cap ETF	0.72% on the first $3 billion 0.67% on amounts over $3 billion

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.